NEWBUILDINGS	12 Months Ended
Dec. 31, 2017
NEWBUILDINGS [Abstract]
NEWBUILDINGS
NEWBUILDINGS

The carrying value of newbuildings represents the accumulated costs which the Company has paid in purchase installments and other capital expenditures relating to the acquisition of newbuilding vessels, together with capitalized loan interest. Interest capitalized in the cost of newbuildings amounted to $1.2 million in the year ended December 31, 2017 (2016: $1.2 million; 2015: $0.4 million).

As at December 31, 2017, the Company had no agreements for the construction of newbuilding vessels. (December 31, 2016: newbuilding accumulated costs amounted to $33.4 million in relation to two newbuilding oil product carriers under construction).

During 2017, the Company took delivery of two newbuilding oil product carriers, which were under construction as at December 31, 2016. Upon delivery, the vessels were transferred from newbuildings to vessels and equipment. (see Note 13: Vessels and Equipment, net).